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                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in Post-Effective Amendment No. 3 to the Registration Statement under the Securities Act of 1933 and Amendment No. 15 to the Registration Statement under the Investment Company Act of 1940 of Western-Southern Life Assurance Company Separate Account 1 on Form N-4 (File No. 333-29705) of our report, dated April 27, 1998, on our audits of the financial statements of Western-Southern Life Assurance Company and our report, dated January 16, 1998, on our audits of the financial statements of Western-Southern Life Assurance Company Separate Account I. We also consent to the reference to our firm under the caption "Independent Accountants".



/s/ PricewaterhouseCoopers LLP
Cincinnati, Ohio
November 2, 1998